EXHIBIT 10.1

STANDARD COMMERCIAL-INDUSTRIAL LEASE

1. Parties. This lease, dated, for reference purposes only, AUGUST 9, 2023 is made by and between ORACLE OFFICE PLAZA, LLC (herein called "Landlord") and JOB AIRE GROUP, INC., AN ARIZONA CORPORATION (herein called "Tenant")

2. Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all the conditions set forth herein, that certain real property situated in the County of Pima, State of Arizona, commonly known as: 7493 N ORACLE ROAD, SUITE 221 TUCSON, ARIZONA 85704 and shown on Exhibit A attached, premises outlined in red, hereto and made a part hereof. Said real property including the land and all improvements thereon, is herein called "the Premises." All dimensions and areas quoted herein are approximate.

3. Term.

3.1 Term. The term of this Lease shall be for FORTY EIGHT (48) MONTHS commencing on NOVEMBER 1, 2023 and ending on OCTOBER 31, 2027 unless sooner terminated pursuant to any provision hereof.

3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefore, nor shall failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof; such occupancy shall not advance the termination date. If Landlord, by reason outside the reasonable control of Landlord, cannot deliver said Premises within ninety (90) days from said commencement date, Landlord may, at Landlord's option, by notice in writing within ten (10) days thereafter, cancel this lease.

4. Rent. Tenant shall pay, by the first day of each month, Landlord a monthly rental of: SEE EXHIBIT "D" in lawful money of the United States of America for each and every month of the Lease. The Tenant further agrees to pay in addition to the rent as provided herein, all privilege, sales, excise, and other taxes (except income taxes) imposed by State, Federal, or municipal upon the rentals herein provided to be paid by the Tenant to the Landlord. Said payment shall be in addition to and accompanying each rental payment made by Tenant to Landlord. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing. The rent due under terms of this Paragraph may be modified by Paragraph Eleven (11) below. All payments shall be made electronically thru Rent  Cafe, or another payment portal selected by Landlord and subject to change from time-to-time.

5. Security Deposit. Tenant shall deposit with Landlord upon execution hereof FOUR THOUSAND DOLLARS ($4,000.00) as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all of any portion of said deposit, Tenant shall within ten (10) days after written demand thereof deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount herein above stated, and Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep said deposits separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises.

6. Use.

6.1 Use. The Premises shall be used and only occupied for general office and no other purpose. Tenant shall not use, or permit to be used, the Premises or any part thereof, for any purpose or purposes other than the purpose or purposes for which said Premises are hereby leased; and no use shall be made or permitted to be made of said Premises, which will increase the existing rate of insurance upon the building in which said Premises may be located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Tenant sell, or permit to be kept, used, or sold, in or about said Premises, any article which may be prohibited by standard form of fire insurance policies.

6.2 Compliance with Law. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

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6.3 Condition of Premises. Tenant hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Landlord nor any employees or agents of Landlord has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Premises and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

7. Maintenance, Repairs, and Alterations.

7.1 Landlord's Obligations. Subject to the provisions of Paragraph 9 and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employee's, or invitees, Landlord, at Landlord's expense (subject to the provisions of Paragraph 21) shall keep in good order, condition, and repair the foundations, exterior walls, and the exterior roof of the Premises including, without limiting the generality of the foregoing, all landscaping, driveways, parking lots, other common areas, elevators, fences and signs located adjacent to the Premises. The Tenant shall give the Landlord prompt notice of any defects or breakage in the structure, equipment, fixtures, or of any unsafe conditions upon or within the Leased Premises. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense.

7.2 Tenant's Obligations.

(a) Subject to the provision of Paragraph 7 and 9, Tenant, at Tenant's expense, shall keep in good order, and in a neat and sanitary condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Tenant) including, without limiting the generality of the foregoing, all heating, air conditioning, ventilating, electrical and lighting facilities, including replacing light bulbs, and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceiling, windows, doors, plate glass, and skylights, located within the Premises. The Landlord shall warrant all systems for one (1) year, provided that Tenant performs routine maintenance, such as, for example, regularly changing air filters.

b) If Tenant fails to perform Tenant's obligations under this Paragraph 7.2, Landlord may at Landlord's option enter upon the Premises after ten (10) days prior written notice to Tenant, and put the same in good order, condition, and repair, and the cost thereof together with interest thereon shall be due and payable as additional rent to Landlord together with Tenant's next rental installment.

7.3 Alterations and Additions

(a) Tenant shall not, without Landlord's prior written consent (which shall not be unreasonably withheld, conditioned or delayed), make any alterations, improvements, or additions in, on or about the Premises. Landlord may require that Tenant, at Tenant's expense, remove any or all of said alterations, improvements, or additions at the expiration of the term, and restore the Premises to their prior condition. Should Tenant make any alterations, improvements, or additions without the prior approval of Landlord, Landlord may require that Tenant remove the same. Anything herein contained to the contrary notwithstanding, Tenant shall not drill, punch or otherwise cause any crack, hole, opening or other break in the roof, or roof area, or roof supports, or in the floors, on the walls, or in other permanent areas or structures without first receiving the prior written consent of Landlord, excepting those items that would normally be affixed to walls in a standard office including but not limited to pictures, shelves and posters, provided that Tenant, at the expiration of the term, restores the walls to the condition existing prior to such affixation.

(b) Any alterations, improvements, or additions in, or about the Premises that Tenant shall desire to make and which requires the consent of the Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner. In addition, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated costs of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work.

(c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non- responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorney's fees and costs in participating in such action in Landlord shall decide it is to its best interest to do so.

(d) Unless Landlord requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, and additions which may be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term, or on sooner termination thereof.

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8. Insurance: Indemnity.

8.1 Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $1,000,000 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $2,000,000 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $200,000. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Premises constitute a part of a large property said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance Landlord may, but shall not be required to, procure and maintain the same but at the expense of Tenant.

8.2 Property Insurance.

(a) Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the office complex (“Office Complex”) of which the Premises are a part and loss of rents, but not Tenant’s fixtures, equipment or tenant improvements in such amount as Landlord shall determine, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance.

(b) Tenant shall pay to Landlord, during the term hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under this Paragraph 8.2 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Tenant’s occupancy, any act or omission of Tenant, requirements of the holder of a mortgage or deed of trust covering the Premises, or increased valuation of the Premises or general rate increases. The words “Base Period” or “Base Year” shall mean the calendar year 2024.

(c) If the Premises being leased herein are part of a larger property, then Tenant shall not be responsible for paying any increase in the property insurance caused by the use, acts or omissions of any other tenant of the building in which the Premises are a part, and shall only be responsible to pay a proportionate amount of the increase in premiums determined by dividing the rentable area of the Premises by the total rentable square footage of the larger property. For the purposes of this paragraph, Premises shall be assumed to comprise seven percent (7%) of the total rentable square footage of the entire property.

(d) Tenant shall pay any such premium increases to Landlord within thirty (30) days after receipt by Tenant of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Landlord shall also deliver to Tenant a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease does not expire concurrently with the expiration of the Period covered by such insurance, Tenant’s liability for premium increases shall be prorated on an annual basis.

8.3 Insurance Policies. Tenant shall deliver to Landlord copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days’ prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or “binders” thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything that shall invalidate the insurance policies referred to in Paragraph 8.2.

8.4 Waiver of Subrogation. Tenant and Landlord each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for business interruption or for loss of or damage to such waiving party or its property or the property of others under its control, where such business interrupting loss or damage is insured against under any insurance policy in force at the time of such business interrupting loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.5 Indemnity. Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant’s use of the Premises, or from the conduct of Tenant’s business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant’s agents, contractors, or employees, and from and against all costs, attorney’s fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Landlord by reason of any such claim. Tenant, upon notice from Landlord, shall defend the same at Tenant’s expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

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8.6 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant’s employees invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9. Damage or Destruction.

9.1 Partial Damage-Insured. Subject to the provisions of Paragraph 9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained and pursuant to Paragraph 8.2, Landlord shall at Landlord’s expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Landlord shall not repair or replace Tenant’s fixtures, equipment or tenant improvements.

9.2 Partial Damage-Uninsured. Subject to the provisions of Paragraph 9.3 and 9.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Tenant (in which event Tenant shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Landlord may at Landlord’s option either: (i) repair such damage as soon as reasonably possible at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord’s intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord’s intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant’s intention to repair such damage at Tenant’s expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such 10-day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

9.3 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from a cause whether or not covered by the insurance required to be maintained by Landlord pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

9.4 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Landlord may at Landlord’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord election to do so within thirty (30) days after the date of such damage.

9.5 Abatement of Rent; Tenant’s Remedies.

(a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant may at Tenant’s option cancel and terminate this Lease by giving Landlord written notice of Tenant’s election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant’s security deposit as has not theretofore been applied by Landlord.

9.7 Waiver. Tenant waives the provisions of A.R.S. 33-343 which relate to the termination of a lease when the leased premises is destroyed and agrees that such even shall be governed by the terms of this Lease.

10. Taxes.

10.1 Payment of Tax Increase. Landlord shall pay all real property taxes applicable to the Premises, provided, however, that Tenant shall pay, in addition to rent, its proportionate share of the amount, if any, by which real property taxes applicable to the Office Complex increase over the Base Year. Such proportionate share shall be determined by dividing the rentable area of the Premises by the total rentable square footage of the Office Complex. For the purposes of this paragraph, Premises shall be assumed to comprise seven percent (7%) of the total rentable square footage of the Office Complex. Tenant shall make such payment within thirty (30) days after receipt of Landlord’s written statement setting forth the amount of such increase and the computation thereof. At Landlord’s election, annual increases in operating costs may be calculated as a monthly amount, and, in that case, shall be paid by Tenant prorata in addition to rent on a monthly basis. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Tenant’s liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

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10.2 Definition of “Real Property” Tax. As used herein, the term “real property tax” shall include any form of assessment, license fee, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Office Complex, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

10.3 Intentionally Deleted.

10.4 Personal Property Taxes.

(a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

(b) If any of the Tenant’s said personal property shall be assessed with Landlord’s real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant’s property.

10.5 Transaction Privilege Tax. Tenant shall pay at the time of and in addition to the rent, as additional rent, any sales, gross income, rental, occupancy, transaction privilege tax or other like tax measured by or imposed upon the rent paid by Tenant under this Lease by any governmental authority pursuant to any present or future law.

11. Cost of Living Adjustment to Rent. The rent as set forth in this Lease or as provided in any amendment or extension thereof shall be subject to being increased by the percentage increase, if any, in the Consumer Price Index-U, as published by the United States Department of Bureau of Labor Statistics (the “CPI-U”). The base period for such purposes of such increase, shall be three months prior to the date of commencement of this lease. The index, each 12 months, during the term of this Lease and as it may be extended by option, shall then be used for comparison purposes with the index of the base period with any increase in the rent to be effective as of the first of the month in which the Lease commenced. Should the aforementioned Index be discontinued, the Landlord may substitute any official index published by the United State Department of Labor, or similar government agency as may then be in existence.

12. Utilities. Tenant shall pay for all heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

13. Assignment and Subletting.

13.1 Landlord’s Consent Required. Tenant shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant’s interest in this Lease or in the Premises, without Landlord’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed). Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease. Any costs incurred by Landlord in regards to this paragraph shall be borne by Tenant; provided, however, that any such costs incurred in connection with seeking such consent shall not exceed $2,000.00.

13.2 No Release of Tenant. Regardless of Landlord’s consent, no subletting or assignment shall release Tenant of Tenant’s obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

14. Defaults; Remedies.

14.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant.

(a) The vacating or abandonment of the Premises by Tenant.

(b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due.

(c) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

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(d) i. The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; ii. the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; iii. the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; iv. the attachment, execution, or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days.

1.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

(a) Re-enter upon the Premises with or without process of law and take possession of the same and of all trade fixtures, furnishings and equipment of Tenant including the right to change door locks and suspend utilities and services and expel or remove Tenant and all other parties occupying the Premises, using such force as may reasonably be necessary to do so without being liable to Tenant for any loss or damage occasioned thereby. Such personal property may be removed by Landlord from the Premises and stored for the account of and at the expense and risk of Tenant, or Landlord may, at its option, and after giving Tenant prior written notice thereof, within the time frames and in the manner required by applicable Arizona law, sell said personal property at public or private sale for such price and upon such terms as Landlord may determine in accordance with applicable law, applying the proceeds of such sale against the balance owing by Tenant to Landlord under this Lease, including the expense of such removal and sale.

(b) Terminate this Lease, or from time to time, without terminating this Lease, relet the Premises or any part thereof on such terms and conditions as Landlord, in its sole discretion, shall determine with the right to make alterations and repairs to said Premises; provided, however, that Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting. In the event Landlord relets the Premises from time to time, the rentals so received shall be applied first to the payment of any obligation other than rent due hereunder from Tenant to Landlord, then to the payment of the cost of such reletting, including attorneys’ fees and broker’s commission which Landlord may have paid or incurred in connection with such repossession and reletting, then to the payment of the costs of any alteration or repair to the Premises to make them tenantable or acceptable to a new tenant, then to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same may become due and payable hereunder. Whether or not the Premises are relet, Tenant shall pay Landlord all amounts required to be paid by Tenant up to the date of Landlord’s re-entry and thereafter Tenant shall pay Landlord until the end of the term the amount of all rentals and other charges required to be paid by Tenant hereunder, less the proceeds of such reletting during the term hereof, if any, after payment of the foregoing expenses.

(c) Pursue any other remedy now or hereafter available to Landlord under the laws and decisions of the State of Arizona. Landlord shall not by such re-entry or any other act be deemed to have terminated this Lease or the liability of Tenant for the total rent reserved hereunder unless Landlord shall give to Tenant written notice of Landlord’s election to terminate this Lease. In the event that Landlord shall terminate this Lease as provided herein, Landlord shall thereupon be entitled to recover from Tenant the worth, at the time of such termination, or the excess, if any, of the rent and other charges required to be paid by Tenant hereunder for the balance of the term (if this Lease had not been so terminated) over the then reasonable rental value of the Premises for such period.

15. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

16. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than 35% of the floor area of the improvements on the Premises or more than 35% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Tenant may, at Tenant’s option to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of damage to Tenant’s trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

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17. Surrender. Tenant shall on the last day of the term hereof, or upon any earlier termination of this Lease, surrender and deliver up the Premises to Landlord without delay and in good order, condition and repair, broom- clean, ordinary wear and tear excepted. All furniture, furnishings, fixtures and equipment, installed or used in the operation of the Premises, shall throughout the term of this Lease, be the property of Tenant. At the expiration or earlier termination of this Lease, provided Tenant is not in default hereunder, Tenant may remove its unattached, movable equipment and trade fixtures. Upon the expiration or termination of this Lease, if so requested by Landlord, Tenant shall within ten (10) days following such expiration or termination, remove all such fixtures and equipment installed on the Premises by Tenant, whether or not such fixtures and equipment are attached to the building or other improvements located on the Premises, unless such removal would cause damage to the Premises which would require substantial repair. Tenant shall fully repair all damage of any kind or character to the Premises occasioned by the removal of any fixtures or equipment which repair shall include the patching and filling of holes and repair of structural damage. Any fixtures, furnishings, equipment or other personal property of Tenant which shall remain on the Premises or any part thereof for ten (10) days following the expiration or termination of this Lease, at the option of Landlord, shall be deemed to have been abandoned by Tenant and either may be retained by Landlord as its property or disposed of, without accountability, in such manner as Landlord may determine.

18. General Provisions.

18.1 Estoppel Certificate.

(a) Tenant shall at any time upon not less than ten (10) days’ prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing: i. certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; ii. acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any prospective purchaser or encumbrancer of the Premises may conclusively rely upon any such statement.

(b) Tenant’s failure to deliver such statement within such time shall be conclusive upon Tenant: i. that this Lease is in full force and effect, without modification except as may be represented by Landlord, ii. that there are no uncured defaults in Landlord’s performance, iii. that not more than one month’s rent has been paid in advance.

(c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years’ financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth.

18.2 Landlord Liability. The term “Landlord” as used herein shall mean only the owner or owners at the time in question of the fee title or a Tenant’s interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord’s obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord’s successors and assigns, only during their respective periods of ownership.

18.3 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18.4 Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at 18% per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

18.5 Time Of Essence. Time is of the essence.

18.6 Captions. Article and paragraph captions are not a part hereof.

18.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

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18.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery, facsimile, email, or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Tenant or to Landlord at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Tenant’s taking possession of the Premises, the Premises shall constitute Tenant’s address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may, from time to time, hereafter designate by notice to Tenant.

18.9 Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord’s consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent.

18.10 Recording. Tenant shall not record this Lease without Landlord’s prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge, and deliver to the other a “short form” memorandum of this Lease for recording purposes.

18.11 Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of one and one-half times the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

18.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

18.13 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

18.14 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of Paragraph 18.2, this Lease shall bind the parties, their personal representatives, successors, and assigns. The laws of the State of Arizona shall govern this Lease.

18.15 Subordination.

(a) This Lease, at Landlord’s option shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now and hereafter placed upon the property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. If any mortgagee, trustee, or ground Landlord shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

(b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed or trust, or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute, and irrevocably appoint Landlord as Tenant’s attorney in fact and in Tenant’s name, place and stead, to do so.

18.16 Attorney’s Fees. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in such action, on trial or appeal shall be entitled to his reasonable attorney’s fees to be paid by the losing party as fixed by the court.

18.17 Landlord’s Access. Landlord and Landlord’s agents shall have the right to enter the Premises with 24-hour notice at reasonable times between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord and Landlord's agent shall have the right, without notice, to enter the Premises at any time in the case of an emergency. Landlord may at any time place on or about the Premises any ordinary For Sale and For Lease signs.

18.18 Signs and Auctions. Tenant shall not without the prior written consent of Landlord: a) paint or place any signs on the Premises or anywhere on or in the Building or b) place any window coverings, aerials or flagpoles, or the like, on the Premises or anywhere on or in the building visible from outside the Premises. Landlord reserves the right to disapprove of signs, window coverings on wholly aesthetic grounds and establish sign criteria for the Premises. Tenant shall pay the expenses involved in the erection of any sign and obtaining the permit thereof and the Tenant shall remove said sign at Landlord’s option and any window coverings, aerials or flagpoles or the like on the termination of this Lease. Tenant shall not conduct any auction or going-out-of- business sale on the Premises without the Landlord’s prior written consent.

18.19 Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not work a merger, and shall at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subtenancies.

18.20 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

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19. Parking and Common Areas. The Tenant, its agents, employees, and invitees shall be entitled to park (excluding covered parking areas) in common with other tenants of Landlord providing that it agrees not to over- burden the parking facilities and agrees to cooperate with the Landlord and other tenants in the use of the parking facilities. The Landlord specifically reserves the right in its absolute discretion to determine whether parking facilities are becoming over-burdened and in such event to allocate the parking spaces among the Tenant and other tenants, their agent, their agent, employees, and business invitees using the parking facilities. All loading operations for receipt or shipment of goods, wares, and merchandise by the Tenant shall be done in the rear of the Leased Premises or in such area therein which is specifically designated in writing by the Landlord.

20. Safety. Tenant will maintain on Leased Premises at all times during the terms hereof adequate number, size, and type of fire extinguishers as it is appropriate to Tenant’s business. Tenant will at all times, adhere to good safety practices or as safety inspectors may require. No goods, merchandise or materials shall be kept, stored or sold by Tenant on or about the Premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or commission to be done on or about the Premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then the increased cost of such insurance on the building of which the premises are a part shall be paid by Tenant to Landlord with the next succeeding installment of rent. Tenant, at its sole expense, shall comply with any or all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises or the building of which the Premises are a part.

21. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Tenant agrees that it will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. Tenant agrees to pay, as additional rent during the Lease term, its prorata share of the increase over the Base Year, if any, for any calendar year (or portion thereof) during the term of this Lease of Landlord’s cost of operating, maintaining and repairing such portion of the Premises or such portion of the property of which the Premises are a part which are common areas or used or shared by Tenant and other occupants thereof, including but not limited to all parking areas, roadways, walkways, truck ways, stairways, roofing areas, loading docks, delivery areas, landscaped areas, maintenance buildings, business center sign, common toilets and washroom facilities and all other facilities provided for the convenience and use of Tenant, its agents, employees, and customers. Such costs shall include all costs for utilities, cleaning, garbage and refuse disposal, sweeping, landscaping, policing, wages, supplies, and small tools. The proportionate share of the common area cost which Tenant is obligated to pay shall be based upon the ratio that the rentable area in the Premises bears to the total rentable area in the building or group of buildings of which the Premises are a part (calculated at 7%). The amount which Tenant is required to pay shall be payable within ten (10) days after receipt by Tenant of a statement of the same. At Landlord’s election, annual increases in operating costs may be calculated as a monthly amount, and, in that case, shall be paid by Tenant prorata in addition to rent on a monthly basis. Landlord shall deem the violations of any such rules and regulations, or the failure to pay such prorata share of costs, a material breach of this Lease by Tenant. Operating costs shall not be duplicative of the amount payable under Paragraph 8.2 and shall not include leasing costs and tenant improvement costs, or services not uniformly available to substantially all tenants of the Office Complex. After the end of each calendar year following the Base Year, Landlord shall submit to Tenant a statement prepared by Landlord showing the total amount expended by the Landlord for operating expenses and showing the Base Year expenses. Tenant shall have the right, at its cost, to audit operating expenses, but not more than once yearly and in Landlord’s manager’s office, and if such audit determines that Tenant was over charged by at least five percent (5%), then Landlord shall reimburse Tenant for the reasonable cost of the audit. Tenant agrees to keep as confidential (and not disclose to any other tenant, vendor or other third party) any information learned in connection with any such audit. With respect to any calendar year, Tenant shall be deemed to have waived such audit rights for such calendar year unless Tenant notifies Landlord in writing of its election to conduct such audit within twelve (12) months after Tenant’s receipt of the final statement for such calendar year.

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22. The following exhibits are hereby incorporated into and made a part of this lease: Exhibits A, B, C, and D.

The Parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures.

If this Lease has been filled in, it has been prepared for submission to your attorney for his or her approval. The Landlord or its agents or employees make no representation or recommendation as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

LANDLORD:	TENANT:

Oracle Office Plaza, LLC BY: Oracle Office Plaza Management, LLC, Its Manager BY: Oracle Office Plaza Management Manager, LLC, Its Manager	Job Aire Group, Inc.

/s/ Nicholas Ammons
By: Zach Fenton, Member	Date	By: Nicholas Ammons
Its: President
Date:8/18/2023 | 4:18 PM MST
Ema

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EXHIBIT "B"

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EXHIBIT "C"

RULES AND REGULATIONS

1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from demised premises or the Building and if demised premises is situated on the ground floor of the Building, Tenant shall, at Tenant's own expense, keep the sidewalks and curbs directly in front the demised premises clean and free from rubbish.

2. No awning or other projections shall be attached to the outside walls or windows of the building without the prior written consent of Landlord. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of demised premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades drapes, screens and other fixtures must be of a quality, type design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by the Landlord. All electrical fixtures hung in offices or spaces along the perimeter of demised premises must be fluorescent, of a quality, type, bulb color, size and general appearance approved by Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of demised premises or of the Building, without the prior written consent of Landlord. In the event of the violations of the foregoing by Tenant, Landlord may remove same without any 11ability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and director tablet shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a quality, quantity, type, design, color, size, style, composition, material, location and general appearance acceptable to Landlord.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills, or in the public portions of the Building.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portions thereof without the prior written consent of Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees shall have caused the same.

7. Tenant shall not mark, paint, drill into or in any way deface any part of demised premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct.

8. No animal or bird of any kind shall be brought into or kept in or about demised premises or the Building.

9. Prior to leaving demised premises for the day, Tenant shall draw or lower window coverings and extinguish all 1ights.

10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon demised premises any inflammable, combustible or explosive fluid, chemical or substance.

12. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant. Tenant may rekey space with approval of the Landlord and by providing Landlord a key to access the space. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

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13. All removals, or the carrying in or out of any safes, freight, furniture, fixtures, bulky matter of heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time, Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Superintendent of the Building and in a manner and at times prescribe by him, the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

14. Tenant shall not occupy or permit any portion of demised premises to be occupied as an office that is not generally consistent with the character and nature of all other tenancies in the Building, or is (a) for a public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon or barber shop, the business of photographic or multilith or multigraph reproductions or offset printing (not precluding using any part of demised premises for photographic, multilith or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery or soda or beverages or sandwiches or ice cream or baked goods, an estab11shment for the preparation or dispensing or consumption of food or beverages (of any kind) in any manner whatsoever, or as a news or cigar stand, or as a radio or television or recording studio, theater, or exhibition-hall, for manufacturing, for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction, or for lodging, sleeping or for any immoral purpose, or for any business which would tend to generate a large amount of foot traffic in or about the Building or the land upon which it is locate, or any of the areas used in the operation of the Building, including but not limited to any use (i) for a banking, trust company, depository, guarantee, or safe deposit business, (ii) as a savings bank, or as savings and loan association, or as a loan company, (ii) for the sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (iv) as a stock broker's or dealer's office or the underwriting of securities, or (v) a government office or foreign embassy or consulate, or (vi) tourist or travel bureau, or (b) a use which conflicts with any so- called "exclusive" then in favor of, or is for any use the same as that stated in any percentage lease to, another tenant of the Building or any of Landlord's then buildings which are in the same complex as the Building, or (c) a use which would be prohibited by any other portion of this lease (including but not 11mited to any Rules and Regulations then in effect) or in violation of law. Tenant shall not engage or pay any employees on demised premises, except those actually working for Tenant on demised premises.

15. Tenant shall not purchase spring water, towels, janitorial or maintenance or other service from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with security and proper operation of the Building.

16. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class building for offices and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

17. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 8 A.M. on all days, and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present a pass to the Building issued by Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building who possess a pass issued to Tenant.

18. Tenant's contractors shall, while in the Building or elsewhere in the complex of which the Building forms a part, be subject to and under the control and direction of the Superintendent of the Building (but not as an agent or servant of said Superintendent or of Landlord).

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19. If demised premises is or becomes infested with vermin as a result of the use or any misuse or neglect of demised premises by Tenant, its agents, servants, employees, contractors, visitors, or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

20. The requirements of Tenant will be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

21. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall co-operate to prevent the same.

22. No air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

23. There shall not be used in any space, or in the public halls, plaza areas or lobbies of the building, or elsewhere in the complex of which the Building forms a part, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and side guards.

24. Tenant, Tenant's agents, servants, employees, contractors’ licensees or visitors shall not park any vehicles in any driveways, service entrances, or areas as posted as "No Parking."

25. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate, visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in demised premises.

26. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of demised premises.

27. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in demised premises, nor shall Tenant use any picture of the Building in its advertising, stationery or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant.

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EXHIBIT "D"

RIDER ATTACHED TO AND MADE A PART OF OFFICE LEASE DATED AUGUST 9, 2023 BETWEEN ORACLE OFFICE PLAZA, LLC, LANDLORD, AND JOB AIRE GROUP, INC., TENANT.

BASEANNUAL RENT:

Tenant agrees to pay Landlord as rental during the term of the Lease the following amounts in lawful money of the United States of America:

NOVEMBER 1, 2023 – OCTOBER 31, 2024	$ 3,566.50 PER MONTH
NOVEMBER 1, 2024 – OCTOBER 31, 2025	$ 3,673.50 PER MONTH
NOVEMBER 1, 2025 – OCTOBER 31, 2026	$ 3,783.70 PER MONTH
NOVEMBER 1, 2026 – OCTOBER 31, 2027	$ 3,897.21 PER MONTH

Tenant agrees to pay, in addition to the rent as provided herein, any excise, privilege or sales tax or any other tax levied on the rental or on the receipt thereof (except Landlord's income tax) and all other charges as provided in the Lease, all payable in advance on the first day of each month starting November 1, 2023. For clarification, the first month’s rent is due/payable upon lease execution.

LIABILITY OF LANDLORD: The liability of Landlord hereunder or in connection with the premises, the Building or the Complex shall be limited to its interest therein, and in no event shall any other assets of Landlord or any constituent partner of Landlord be subject to any claim arising out of or in connection with the Lease or the Complex.

HOLD HARMLESS: Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of  the premises or the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Office Complex and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, guest or invitee of Tenant, and from any and all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Office Complex in which the premises are situated, nor for loss or damage to any property by theft or otherwise nor from any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Office Complex or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any place resulting from dampness or any other cause whatsoever, except to the extent caused by or due to any negligent acts or omissions of the Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the premises or in the Office Complex. Tenant shall give prompt notice to Landlord in case of fire or accidents in the premises or in the Office Complex or of defects therein or in the fixtures or equipment.

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COMPLIANCE WITH LAW: Tenant, at Tenant's sole expense, shall comply promptly, and shall cause its agents, representatives, employees, contractors and permitted subtenants and assignees to comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof pertaining to the premises or regulating the use thereof by Tenant or otherwise, including without limitation, those pertaining to the public health and safety, the environment and the Americans with Disabilities Act of 1990, as such may be amended and implemented.

CONFIDENTIALITY: Tenant agrees not to disclose the terms or conditions of the Lease, and any future amendments to the Lease, to any party other than the Tenant's legal counsel or other properly interested parties, without the express written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant's failure to comply with this provision shall constitute a breach of the Lease by Tenant, and shall entitle Landlord to enforce all rights and remedies for breach set forth in the Lease.

CONDITION OF PREMISES: Tenant agrees that they are taking subject premises in "AS IS" condition with no improvements by the Landlord of any kind, except as follows: Landlord shall repaint the premises in a color selected by Tenant and approved by Landlord. Landlord shall replace the flooring with building-standard LVT in a color selected by Tenant and approved by Landlord.

SIGNAGE: Landlord will allow Tenant to install a sign on the building. Specifically, tenant shall be granted the building signage location and size used by the former tenant of Suite 221 (ie “May Himmer CPAs PLLC”), at southern end of the eastern façade. Any sign installed by Tenant shall comply with pima County and Oro Valley sign codes and ordinances and shall require Landlord’s approval, in writing, prior to installation. In addition, Tenant shall be responsible for all costs associated with removal of said signage.

GENERAL: All capitalized terms as used herein shall have the same meaning as given to them in the Lease. This Exhibit "D" to Lease and the Lease many be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one and same instrument.

OTHER: It is understood and agreed that Landlord shall have no obligation whatsoever to a pay a fee, commission, or other form of compensation in connection with this transaction other than to ZFI holding, LLC and pICOR Commercial Real Estate Services (molly mary Gilbert). Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than ZFI holdings, LLC and pICOR Commercial Real Estate Services . Tenant does hereby agree to indemnify, defend, protect and hold Landlord harmless from and against all claims by any broker, agent or other person claiming a commission or other form of compensation in connection with the premises or any portion thereof by virtue of having dealt with, by or through Tenant in connection with this leasing transaction. Landlord and Tenant acknowledge having been made aware that one or more principals of the Landlord have an Arizona Real Estate Brokers license.

RESERVED/COVERED PARKING: Tenant shall be permitted, at no additional charge other than payment of rental and other charges under the Lease as and when due, to park up to two (2) designated standard size passenger automobile on a covered, reserved basis, in an area provided to Tenant for parking for the Building. The location and type of parking shall be designated by Landlord or its agent from time to time and Tenant shall not park any vehicles elsewhere. Each such designated automobile shall, at Landlord's option, bear a permanently and prominently affixed identification sticker which may be provided from time to time by Landlord or its agent. Tenant and Tenant's agents, servants, contractors, licensees, invitees and employees shall abide by all parking rules and regulations as are or may be from time to time established by Landlord or its agent. Tenant shall be responsible and liable for any loss (including, without limitation, loss of identification stickers or parking entrance key cards, if any) or the damage arising out of or related to the use or occupancy of the parking privileges herein granted. Further, in the event any tax, regulatory fee or surcharge is at any time imposed by any governmental agency or authority with reference to parking, Tenant shall, promptly upon demand from Landlord, pay per parking space or automobile and as additional rent under this Lease, such tax, fee or surcharge in advance and with the monthly installments of Base Annual rent due under the Lease and such payments shall be deemed additional rent under the Lease. Subject to availability, Tenant may lease up to two (2) additional covered parking spaces at a rate of $30/space/month. Any additional spaces shall be subject to recapture by Landlord with 30- day notice.

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DEADLINE: The terms and conditions offered in this document by Landlord will become null and void if this document is not signed by Tenant and delivered to Landlord on or before August 25, 2023.

	LANDLORD:		TENANT:

	Oracle Office Plaza, LLC		Job Aire Group, Inc.
BY:	Oracle Office Plaza Management, LLC, Its Manager
BY:	Oracle Office Plaza Management Manager, LLC,
Its	Manager

/s/ Nicholas Ammons
By:	Zach Fenton, Member	By:	Nicholas Ammons
Date:		Its:	President
Date: 8/18/2023 | 4:18 PM MST

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